UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2006

DOBSON COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	000-29225	73-1513309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Supplemental Indenture - Bank of Oklahoma, N.A.
Supplemental Indenture - BNY Midwest Trust Company
Supplemental Indenture - American Cellular Corporation
Assumption Agreement - Dobson Cellular Systems of Alaska, LLC
Assumption Agreement - Highland Cellular LLC

Item 1.01 Entry into a Material Definitive Agreement
      Assumption Agreement Regarding DCS’s Credit Agreement:
      On October 18, 2006, Dobson Cellular Systems of Alaska, LLC (“DCS — Alaska”), a subsidiary of Dobson Communications Corporation (the “Company”), entered into an Assumption Agreement dated as of October 18, 2006 (the “DCS Assumption Agreement”), in favor of Lehman Commercial Paper Inc., as administrative agent under the Dobson Cellular Systems, Inc.’s (“DCS”) Credit Agreement, dated as of October 23, 2003, as amended (the “DCS Credit Agreement”). In connection with the DCS Credit Agreement, DCS, as borrower, and certain of its affiliates have previously entered into a Guarantee and Collateral Agreement, dated as of October 23, 2003 (the “Guarantee and Collateral Agreement”), in favor of the administrative agent for the benefit of the lenders under the DCS Credit Agreement. Pursuant to the DCS Credit Agreement, DCS — Alaska entered into the DCS Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement and a guarantor of certain obligations under the DCS Credit Agreement. The DCS Credit Agreement and the Guarantee and Collateral Agreement have been filed as Exhibits 10.38 and 10.39, respectively, to the Company’s Current Report on Form 8-K filed on October 29, 2003.
      Supplemental Indenture Regarding DCS’s 8 3/8% Notes:
      On October 23, 2006, DCS — Alaska entered into a Supplemental Indenture (the “First Lien Supplemental Indenture”) dated October 18, 2006 with Bank of Oklahoma, N.A., as trustee, to an Indenture dated November 8, 2004, as amended (the “First Lien Indenture”), relating to the issuance of DCS’s 8 3/8% Fixed Rate Notes due 2011 and 8 3/8% Series B Fixed Rate Notes due 2011 (collectively, the “First Lien Notes”). The First Lien Supplemental Indenture amended the First Lien Indenture to add DCS — Alaska as a guarantor of the First Lien Notes. In connection with the First Lien Supplemental Indenture, DCS — Alaska also became a party to the related security agreement in favor of the collateral trustee for the benefit of the holders of the First Lien Notes. The First Lien Indenture has been filed as Exhibit 4.14 to the Company’s Registration Statement on Form S-4 (Registration No. 333-122089).
      Supplemental Indenture Regarding DCS’s 9 7/8% Notes:
      On October 23, 2006, DCS — Alaska entered into a Supplemental Indenture (the “Second Lien Supplemental Indenture”) dated October 18, 2006 with BNY Midwest Trust Company, as trustee, to an Indenture dated November 8, 2004, as amended (the “Second Lien Indenture”), relating to the issuance of DCS’s 9 7/8% Notes due 2012 (the “Second Lien Notes”). The Second Lien Supplemental Indenture amended the Second Lien Indenture to add DCS — Alaska as a guarantor of the Second Lien Notes. In connection with the Second Lien Supplemental Indenture, DCS — Alaska also became a party to the related security agreement in favor of the collateral trustee for the benefit of the holders of the Second Lien Notes. The Second Lien Indenture has been filed as Exhibit 4.15 to the Company’s Registration Statement on Form S-4 (Registration No. 333-122089).

      Assumption Agreement Regarding ACC’s Agreement:
      On October 18, 2006, Highland Cellular LLC (“Highland Cellular”), a subsidiary of American Cellular Corporation (“ACC”), entered into an Assumption Agreement dated as of October 18, 2006 (the “ACC Assumption Agreement”), in favor of Bear Stearns Corporate Lending Inc., as administrative agent under ACC’s Credit Agreement dated as of August 7, 2006 (the “ACC Credit Agreement”). ACC is a wholly-owned subsidiary of the Company. In connection with the ACC Credit Agreement, ACC, as borrower, and certain of its affiliates have previously entered into a Guarantee and Collateral Agreement, dated as of August 7, 2006 (the “ACC Guarantee and Collateral Agreement”), in favor of the administrative agent for the benefit of the secured parties. Pursuant to the ACC Credit Agreement, Highland Cellular entered into the ACC Assumption Agreement in order to become a party to the ACC Guarantee and Collateral Agreement and a guarantor of certain obligations under the ACC Credit Agreement. The ACC Credit Agreement and the ACC Guarantee and Collateral Agreement have been filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed on August 10, 2006.
      Supplemental Indenture Regarding ACC’s 10% Senior Notes:
      On October 20, 2006, ACC, Highland Cellular, ACC Lease Co., LLC and ACC Holdings, LLC each entered into a Supplemental Indenture (the “ACC Supplemental Indenture”) dated October 18, 2006 with Bank of Oklahoma, N.A., as trustee, relating to the indenture for ACC’s 10% Senior Notes due 2011 (the “ACC Notes”). The original indenture has been filed as Exhibit 4.13 to the Company’s Current Report on Form 8-K on September 18, 2003. The ACC Supplemental Indenture amended the original indenture to add Highland Cellular as a guarantor of ACC’s obligations under the ACC Notes.
      The foregoing descriptions of the First Lien Supplemental Indenture, Second Lien Supplemental Indenture, ACC Supplemental Indenture, DCS Assumption Agreement and ACC Assumption Agreement are qualified in their entirety by reference to the full text of such agreements which are attached as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, to this Current Report and incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits
      (d) Exhibits:
4.1	Supplemental Indenture dated October 18, 2006 by Dobson Cellular Systems of Alaska, LLC and Bank of Oklahoma, N.A.

4.2	Supplemental Indenture dated October 18, 2006 by Dobson Cellular Systems of Alaska, LLC and BNY Midwest Trust Company.

4.3	Supplemental Indenture dated October 18, 2006 by American Cellular Corporation, Highland Cellular LLC, ACC Lease Co., LLC, ACC Holdings, LLC and Bank of Oklahoma, N.A.

10.1	Assumption Agreement dated October 18, 2006 by Dobson Cellular Systems of Alaska, LLC in favor of Lehman Commercial Paper Inc.

10.2	Assumption Agreement dated October 18, 2006 by Highland Cellular LLC in favor of Bear Stearns Corporate Lending Inc.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOBSON COMMUNICATIONS CORPORATION
Date: October 23, 2006	By:	/s/ Ronald L. Ripley
		Name:	Ronald L. Ripley
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Supplemental Indenture dated October 18, 2006 by Dobson Cellular Systems of Alaska, LLC and Bank of Oklahoma, N.A.

4.2	Supplemental Indenture dated October 18, 2006 by Dobson Cellular Systems of Alaska, LLC and BNY Midwest Trust Company.

4.3	Supplemental Indenture dated October 18, 2006 by American Cellular Corporation, Highland Cellular LLC, ACC Lease Co., LLC, ACC Holdings, LLC and Bank of Oklahoma, N.A.

10.1	Assumption Agreement dated October 18, 2006 by Dobson Cellular Systems of Alaska, LLC in favor of Lehman Commercial Paper Inc.

10.2	Assumption Agreement dated October 18, 2006 by Highland Cellular LLC in favor of Bear Stearns Corporate Lending Inc.